                       STREETTRACKS(R) INDEX SHARES FUNDS

                       SUPPLEMENT DATED NOVEMBER 16, 2006
                      TO PROSPECTUS DATED JANUARY 27, 2006

     The second paragraph under the heading "General Information" on page 25 of the Prospectus should be deleted and replaced with the following:

        For purposes of the 1940 Act, Shares of the streetTRACKS Index Shares Funds are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from
        Section 12(d)(1) to allow registered investment companies to invest in the streetTRACKS Index Shares Funds beyond the limits set forth in
        Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.